SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 11, 2015

WTTJ CORP.
(Exact name of registrant as specified in its charter)

WYOMING	333-137293	45-4349842
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

 17033 S. Dixie Highway Miami, FL 33157

(Address of principal executive offices) (Zip Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

(786) 361-9751

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02, Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers;

In June 2015, the Company’s sole director and officer resigned.  Mr. Kris Kottmeier was appointed and elected as the new officer and director of the Company.

Mr. Kottmeier is on the Board of Directors of a number of public companies and he is the CEO of a private equity firm focused on new business opportunities in all industry sectors.

2 Item 9.01 – Financial Statements and Exhibits

10.1

Resolutions for resignation and appointment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WTTJ CORP

By:

/s/Kris Kottmeier

Kris Kottmeier, CEO

 July 27, 2015